Exhibit 10.25
FORM OF
ECHOSTAR HOLDING CORPORATION
2008 CLASS B CEO STOCK OPTION PLAN
Section 1. Purpose.
     The purpose of this Stock Option Plan (the “Plan”) is to promote the interests of EchoStar Holding Corporation (the “Corporation”) and its Subsidiaries by aiding the Corporation in retaining and incentivizing Charles W. Ergen, who the Board of Directors believes is capable of assuring the future success of the Corporation; to permit the Board of Directors to reward Mr. Ergen for his extraordinary efforts on behalf of the Corporation in the past to offer Mr. Ergen incentives to put forth maximum efforts for the future success of the Corporation’s business and to afford Mr. Ergen an opportunity to acquire additional proprietary interest in the Corporation.
Section 2. Definitions.
     As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Award” shall mean an award granted to Mr. Ergen in accordance with the terms of this Plan in the form of Options or Dividend Equivalents granted under the Plan.
(b) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.
(c) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(d) “Committee” shall mean the committee described in Section 3 of the Plan.
(e) “Company” shall mean EchoStar Holding Corporation, a Nevada corporation, and any successor corporation.
(f) “Dividend Equivalent” shall mean any right granted under Section 6(b) of the Plan.
(g) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(h) “Fair Market Value” shall mean, with respect to Shares, the last sale price of the Class A Common Stock, $0.001 par value, of the Corporation, as reported on the consolidated tape for securities listed on the Nasdaq Stock Market (“NASDAQ”) or any national securities exchange on which the Shares are then traded, for the date in question (with any adjustments that the Committee, in its sole discretion, determines are necessary or appropriate to take into account the difference in voting rights between the Class A Common Stock and the Shares). If Fair Market Value is in reference to property other than Shares, the Fair Market Value of such other property shall be determined by such methods or procedures as shall be established from time to time by the Committee.
(i) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
(j) “Non-employee Director” shall mean a director of the Corporation who is a “non-employee director” within the meaning of Rule 16b-3.

(k) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(l) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Restoration Options.
(m) “Outside Director” shall mean a director of the Corporation who is an “outside director” within the meaning of Section 162(m) of the Code.
(n) “Person” shall mean any individual, corporation, partnership, association or trust.
(o) “Plan” shall mean this 2008 Class B CEO Stock Option Plan, as amended from time to time.
(p) “Restoration Option” shall mean any Option granted under Section 6(a)(iv) of the Plan which confers upon Mr. Ergen the right to receive a new Option upon the payment of the exercise price of a previously held Option by delivery of previously owned Shares or previously owned shares of Class A Common Stock of the Corporation.
(q) “Retirement” shall mean becoming eligible to receive immediate retirement benefits under a retirement or pension plan of the Corporation or any Subsidiary.
(r) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.
(s) “Shares” shall mean shares of Class B Common Stock, $0.001 par value, of the Corporation or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
(t) “Subsidiary” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns more than 50% of the voting stock in one of the other corporations in such chain.
(u) “Ten-Percent Stockholder” shall mean an individual who owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of a Subsidiary.
(v) “Total Disability” shall mean the complete and permanent inability of Mr. Ergen to perform his duties under the terms of his employment with the Corporation or any Subsidiary, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.
Section 3. Administration.
     (a) Power and Authority of the Committee.
          (i) The Committee. The Committee shall consist of at least two directors of the Corporation and may consist of the entire Board of Directors; provided, however, that (i) if the Committee consists of less than the entire Board of Directors, each member shall be a Non-employee Director and (ii) to the extent necessary for any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, to so qualify, each member of the Committee, whether or not it consists of the entire Board of Directors, shall be an Outside Director.

          (ii) Power and Authority. Subject to the express provisions of the Plan and to applicable law, the Committee or the Board of Directors, as the case may be, shall have full power and authority to: (i) determine the type or types of Awards to be granted to Mr. Ergen under the Plan; (ii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iii) determine the terms and conditions of any Award or Award Agreement; (iv) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options; (v) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
Section 4. Shares Available for Awards.
     (a) Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares that may be issued subject to Awards under the Plan shall not exceed 4,000,000; provided, however, that (i) Mr. Ergen may not be granted Awards in the aggregate in respect of more than 1,000,000 Shares in any one calendar year. Shares to be issued under the Plan may be either Shares reacquired and held in the treasury or authorized but unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, or if Shares are surrendered or withheld from any Award to satisfy Mr. Ergen’s income tax or other withholding obligations, or Shares owned by Mr. Ergen are tendered to pay the exercise price of any Award granted under the Plan, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, termination, surrender, withholding or tender shall again be available for granting Awards under the Plan. The Corporation shall at all times keep available out of authorized but unissued and/or reacquired Shares the number of Shares to satisfy Awards granted under the Plan.
     (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Corporation, issuance of warrants or other rights to purchase Shares or other securities of the Corporation or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.
     Section 5. Eligibility.
     Only Mr. Ergen shall be eligible to participate in the Plan. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) of the Corporation and its Subsidiaries.
     Section 6. Awards.
     (a) Options. The Committee is hereby authorized to grant Options to Mr. Ergen with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, which terms and conditions shall be set forth in a form approved by the Committee.
     (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder); provided, further, that to the extent that the aggregate Fair Market Value, determined at the time an Incentive Stock Option is granted, of the Shares with respect to which Incentive Stock Options may be exercisable for the first time by Mr. Ergen in any calendar year under all plans of the Corporation and any parent corporation of the Corporation and any Subsidiary shall exceed $100,000, such Incentive Stock Options shall be treated as Non-Qualified Stock Options.
     (ii) Option Term. The term of each Option shall be set forth in the applicable Award Agreement; provided, however that no Incentive Stock Option shall be exercisable more than ten years after the date of grant (5 years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder), unless the Option shall cease to be exercisable pursuant to this Section 6. If Mr. Ergen’s employment with the Corporation and all Subsidiaries terminates other than by reason of his death, Total Disability or Retirement, his Option shall terminate and cease to be exercisable upon termination of employment, unless (A) the Committee shall determine otherwise or (B) otherwise specified in the applicable Award Agreement or in his employment agreement.
     (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares or shares of Class A Common Stock of the Corporation (that, in either case, have been held by Mr. Ergen for at least six months), promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. The Committee may also permit Mr. Ergen, in accordance with such procedures as the Committee may in its sole discretion establish, including those set forth in Section 6(c) hereof, to exercise Options and sell Shares acquired pursuant to a brokerage or similar arrangement approved in advance by the Committee, and to use the proceeds from such sale as payment of the exercise price of such Options.

     (iv) Restoration Options. The Committee may grant Restoration Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 or any other applicable law, Mr. Ergen would be granted a new Option when the payment of the exercise price of the Option to which such Restoration Option relates is made by the delivery of Shares or shares of Class A Common Stock of the Corporation owned by Mr. Ergen pursuant to the relevant provisions of the Plan or agreement relating to such Options, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares or shares of Class A Common Stock of the Corporation so provided as consideration upon the exercise of the previously granted Option to which such Restoration Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the Option to which such Restoration Option relates pursuant to the relevant provisions of the Plan or agreement relating to such Option. Restoration Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Corporation, and may be granted in connection with any Option granted under the Plan or any other stock option plan of the Corporation at the time of such grant.
     (v) Incentive and Non-Qualified Stock Options. Each Option granted pursuant to the Plan shall specify whether it is intended to be an Incentive Stock Option or a Non-Qualified Stock Option, provided that the Committee may in the case of the grant of an Incentive Stock Option give Mr. Ergen the right to receive in its place a Non-Qualified Stock Option.
     (b) Dividend Equivalents. The Committee is hereby authorized to grant to Mr. Ergen Dividend Equivalents under which he shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Corporation to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.
     (c) General. (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award or any award granted under any plan of the Corporation or any Subsidiary other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Corporation or any Subsidiary may be granted either at the same time as, or at a different time from, the grant of such other Awards or awards. (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Corporation or a Subsidiary upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments. (iv) Cashless Exercise. Options may be exercised in whole or in part upon delivery to the Secretary of the Corporation of an irrevocable written notice of exercise. The date on which such notice is received by the Secretary shall be the date of exercise of the Option, provided that within three business days of the delivery of such notice the funds to pay for exercise of the Option are delivered to the Corporation by a broker acting on behalf of the optionee either in connection with the sale of the Shares underlying the Option or in connection with the making of a margin loan to the optionee to enable payment of the exercise price of the Option. In connection with the foregoing, the Corporation will provide a copy of the notice of exercise of the Option to the aforesaid broker upon receipt by the Secretary of such notice and will deliver to such broker, within three business days of the delivery of such notice to the Corporation, a certificate or certificates (as requested by the broker) representing the number of Shares underlying the Option that have been sold by such broker for the optionee. (v) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by Mr. Ergen otherwise than by will, the laws of descent and distribution; provided, however, that, if so determined by the Committee, Mr. Ergen may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise his rights and receive any property distributable with respect to any Award upon his death. Each Award or right under any Award shall be exercisable during Mr. Ergen’s lifetime only by Mr. Ergen or, if permissible under applicable law, by his guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation or any Subsidiary. (vi) Term of Awards. Unless otherwise expressly set forth in the Plan, the term of each Award shall be for such period as may be determined by the Committee. (vii) Restrictions; Securities Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders, obtaining any consents (as defined below) and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The term “consent” as used herein with respect to any plan action includes (A) any and all listings, registrations or qualifications in respect thereof upon any securities exchange, or law, rule or regulation of a jurisdiction outside the United States, (B) any and all written agreements and representations by Mr. Ergen with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (C) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency and (D) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee.
     Section 7. Amendment and Termination; Adjustments.
     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan: (a) Amendments to the Plan. The Board of Directors of the Corporation may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Corporation, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

     (i) would violate the rules or regulations of NASDAQ or any securities exchange that are applicable to the Corporation; or (ii) would cause the Corporation to be unable, under the Code, to grant Incentive Stock Options under the Plan. (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Corporation under any outstanding Award, prospectively or retroactively. Neither the Committee nor the Board of Directors may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, in a manner that is adverse to Mr. Ergen without his consent or the consent of the beneficiary thereof, except as otherwise herein provided. (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.
     Section 8. Income Tax Withholding; Tax Bonuses. (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Corporation may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of Mr. Ergen, are withheld or collected from him. In order to assist Mr. Ergen in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit him to satisfy such minimum tax obligation by (i) electing to have the Corporation withhold a portion of the Shares otherwise to be delivered upon exercise of such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Corporation Shares or shares of Class A Common Stock of the Corporation (other than Shares issuable upon exercise of such Award) with a Fair Market Value equal to the amount of such taxes.
     (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to Mr. Ergen to be paid upon their exercise of Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise. The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.
     Section 9. General Provisions. (a) No Rights to Awards. Mr. Ergen shall not have any claim to be granted any Award under the Plan. The terms and conditions of Awards need not be the same with respect to separate grants to Mr. Ergen.
     (b) Award Agreements. Mr. Ergen will not have rights under an Award granted to him unless and until an Award Agreement shall have been duly executed on behalf of the Corporation.
     (c) No Limit On Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.
     (d) No Right to Employment. The grant of an Award shall not be construed as giving Mr. Ergen the right to be retained in the employ of the Corporation or any Subsidiary, nor will it affect in any way the right of the Corporation or a Subsidiary to terminate such employment at any time, with or without cause. In addition, the Corporation or a Subsidiary may at any time dismiss Mr. Ergen from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.
     (e) Assignability. No Award granted under this Plan, nor any other rights acquired by Mr. Ergen under this Plan, shall be assignable or transferable by him, other than by will or the laws of descent and distribution, Title I of the Employee Retirement Income Security Act, or the rules promulgated thereunder.
     (f) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Colorado.
     (g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
     (h) No Trust Or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Subsidiary and Mr. Ergen or any other Person. To the extent that any Person acquires a right to receive payments from the Corporation or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation or any Subsidiary.
     (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
     (j) Transfers and Leaves of Absence. Solely for the purposes of the Plan: (a) a transfer of Mr. Ergen’s employment without an intervening period from the Corporation to a Subsidiary or vice versa, or from one Subsidiary to another, shall not be deemed a termination of employment, and (b) if Mr. Ergen is granted in writing a leave of absence he shall be deemed to have remained in the employ of the Corporation or a Subsidiary, as the case may be, during such leave of absence.
     (k) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
     Section 10. Effective Date of the Plan. The Board of Directors adopted the Plan on [___] to become effective on [___], subject to approval by the stockholders of the Corporation at [___].
     Section 11. Term of the Plan. The Plan shall continue until the Plan shall have been discontinued or terminated as provided in Section 7(a), provided that no Incentive Stock Options shall be granted after the tenth anniversary of the date the stockholders of the Corporation approve the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the

Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Corporation to amend the Plan, shall extend beyond the termination of the Plan.